BioLargo
We Make Life Better

The innovation engine for a better tomorrow

Q3 2025 Earnings Call Presentation

Stock Symbol: OTCQX:BLGO

Safe Harbor Statement

All statements, other than statements of historical fact, included in this presentation and management's explanation and discussion of this presentation, regarding our strategy, future operations, future financial position, future revenues, projected costs, prospects and plans and objectives of management are forward-looking statements. The words "anticipates," "believes," "estimates," "expects," "intends," "may," "plans," "projects," "will," "would" and similar expressions, including graphical information, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We have based these forward-looking statements on our current expectations and projections about future events. Although we believe that the expectations underlying our forward-looking statements are reasonable, these expectations may prove to be incorrect, and all of these statements are subject to risks and uncertainties. Therefore, you should not place undue reliance on our forward-looking statements. We have included important risks and uncertainties in the cautionary statements about our business in our filings with the Securities and Exchange Commission, particularly the section titled "Risk Factors" in our Form 10-K and subsequent filings. We believe these risks and uncertainties could cause actual results or events to differ materially from the forward-looking statements that we make. Should one or more of these risks and uncertainties materialize, or should underlying assumptions, projections or expectations prove incorrect, actual results, performance or financial condition may vary materially and adversely from those anticipated, estimated or expected. In the light of these risks and uncertainties, the forward-looking events and circumstances discussed in this presentation may not occur, and actual results could differ materially from those anticipated or implied in the forward-looking statements. Any forward-looking statement made by us is based only on information currently available to us and speaks only as of the date on which it is made.



Who we are

- Innovators, scientists, engineers, and entrepreneurs
- Passionate about sustainability and human health
- Driven by a mission to *make life better*



What we do

- Best-in-class solutions for cleantech problems
- Focus on problems without good solutions
- Aim for partnerships and spin-outs to capitalize on our IP

The BioLargo Innovation Engine

BioLargo
We Make Life Better

BioLargo Engineering, Science & Technologies — *Engineering*

BioLargo Canada — *R&D*

Investing in...

BioLargo ENERGY TECHNOLOGIES

CLYRA™ Medical Technologies Inc

ONM ENVIRONMENTAL PRODUCTS AND SERVICES

BioLargo EQUIPMENT • SOLUTIONS • TECHNOLOGIES

The Unseen Value of the BioLargo Portfolio

- Unmatched technologies
- Capital-conserving strategy
- Highly qualified people
- Driven for high impact



CNM ENVIRONMENTAL PRODUCTS AND SERVICES
$100M+
BioLargo
EQUIPMENT • SOLUTIONS • TECHNOLOGIES
$750M+
CLYRA™
Medical Technologies Inc
$1B+
BioLargo ENERGY TECHNOLOGIES
$2.5B+

*These are targeted minimum future values for our portfolio companies, based on management's modeling. This analysis <u>does not include other technologies in BioLargo's portfolio</u>. All business plans are subject to inherent risks and market barriers to entry. *See Company's Annual and Quarterly Reports on Forms 10-K and 10-Q to understand all risks involved in the company's business plan.*

BioLargo Value: "The sum of the parts bull case debate"

	Benchmarks	Future Value Potential*	Approx % BLGO as of last report	Royalty
Battery	$44 Million	$2.5 Billion+	95%	✅
Medical	$95 Million	$1 Billion+	49%	✅
PFAS	$60 Million*	$750 Million+	100%	✅
Odor	$40 Million*	$100 Million+	100%	✅
Engineering	NA	NA	70/30% profit split	
	$200 Million*	$4.35 Billion*		
	≅ 4-5X	≅ 50- 87X		

BioLargo
We Make Life Better

Clyra Medical Technologies

Entering the Next Stage of Commercialization

- FDA Cleared
- Major distribution agreements already signed and preparing to launch sales
- New distributor Advanced Solution*
- Expanded Market Access –
  - U.S. & international markets
  - 6,100 hospitals, 6,300 surgery centers, and 2,200 wound care clinics in the U.S.
- Platform Technology
- Capital Infusion – $7.5M+ over last 12 months
- Pipeline Expansion – Developing new products

*See Press Release 11/12/25

Clyra Medical Technologies

Update

- Achieved noteworthy progress across product development, commercialization, and clinical programs, advancing toward multiple near-term market launches and international expansion; initial commercialization targeting $732 million wound care market is expected in late 2025 or early 2026.
- Achieved several key milestones toward the commercial launch of its surgical products; including completion of package and label design, as well as finalized product claims.

BioLargo ENERGY TECHNOLOGIES

CELLINITY
BY BIOLARGO ENERGY TECHNOLOGIES


CELLINITY

Liquid Sodium Battery

The Economist | Menu | My Economist

Business | Charging forward

Clean energy's next trillion-dollar business

Grid-scale batteries are taking off at last



ILLUSTRATION: ROSE WONG

"global energy storage experts have predicted the global supply of battery energy storage will need to increase from today's 200 gigawatts to more than a terawatt by 2030 and more than five terawatts by 2050, fueling a market projected to be worth between $200 billion and $700 billion by 2030 and between $1 and $3 trillion by 2040."

The Problems with Lithium Batteries

- Explosive
- High risk of thermal runaway
- Global supply chain risk
- Poor environmental outcomes





BioLargo's Cellinity battery technology was created to provide a better option for battery energy storage than lithium-ion, empowering grid stability and storage of renewable energy.

Compared to lithium-ion, Cellinity is:

CELLINITY
BY BIOLARGO ENERGY TECHNOLOGIES

CELLINITY BATTERY

1
SAFER
Far safer because it has no risk of fire or explosion

2
SUSTAINABLE
More sustainable because it contains no rare earth metals or toxic chemicals

3
DURABLE
Lasts longer because its performance does not degrade with each cycle

4
EFFICIENT
Is more energy dense, making it ideal for large format energy storage


CELLINITY
CELLINITY

Compared to other Battery Chemistries

Specification	Lithium-ion (cobalt oxide)	Sodium-ion	Molten calcium antimony	Lead acid	Nickel cadmium	BioLargo Battery (Liquid Sodium)
Energy density (Wh/kg)	150-190	75-165	Low	30-50	45-80	552
Life cycle (down to 80% discharge)	500-1,000	2,000-6,000	No loss in discharge	200-300	1,000	No loss in discharge
Open circuit cell voltage (V)	3.7	~2.1	~2.5	2	1.2	4.2
Operating temperature (°C)	0 to 45	-20 to 40	~500	-20 to 50	-20 to 65	120 to 250
Self-discharge (%/month)	<10%	Negligible		5%	20%	0
Safety considerations	• Serious fires can occur, protection circuit mandatory • Thermal runaway possible	No serious risks	• Jacket is very hot (minor safety concern) • Not to be shaken	• Very toxic	• Very toxic • Fuse protection required	• NO THERMAL RUNAWAY • Insulated for high temperatures
Toxicity considerations	Low	Low risk	Contains antimony (toxic)	Very toxic	Very toxic	Low risk
Materials	Scarce	Earth-abundant	Earth-abundant	Diverse supply	Cadmium rare	Earth-abundant

Products


Cellinity

We need better batteries

- Data Center & AI Infrastructure Boom
- Resilience
- Balancing
- Arbitrage – buy low & sell high
- Enabling Renewable Energy- Intermittency





BioLargo ENERGY TECHNOLOGIES

Independent Evaluation Confirms Breakthrough Performance of BioLargo's Cellinity Battery Technology for Grid-Scale Energy Storage


CELLINITY
$BLGO

*See Press Release 6/18/25

Commercialization Pathway and Valuation Roadmap

BioLargo ENERGY TECHNOLOGIES



$20 million valuation at seed round
Complete pilot manufacturing facility
Make and test prototype cells
Scale up cells and battery packs
Secure manufacturing MOUs
JV
Completed third-party validation testing
$43 million valuation – Series A
Firm up JV Financing
$400 million valuation (75% of 10-year NPV of $1.5B)
plan to raise $40 million (Series B)
Build component manufacturing support facility
Build Cellinity factories for partners
$1.5 billion NPV
>$2.5 billion future valuation

Globally Scalable Business model: sell factories, not batteries

Factories that are *owned and operated locally*, with BioLargo holding a minority position

Adapt capacity to meet demand scale: giga- vs micro-factory

Why own a Cellinity factory?

- Best available battery for a hungry market
- Capitalize on domestic manufacturing incentives
- Impressive ROI
- Myriad benefits to regional community



Revenue Streams

Royalty Income	Factory Profit Sharing	Design and Construction of Factories
• 6% royalty on gross sales • ~$30 million per factory once at capacity	• Target 19% BETI ownership of each factory • ~$10-15 million per factory • Share in monetization of tax credits	• Each factory will cost $100 million capital cost • ~$50 million will run through BETI's books • Revenue begins during design phase

REPRESENTATIVE BATTERY FACTORY PARTNERSHIP PROJECT

Development — 2.5 years — *Operational*

$50 million revenue to BETI on average project (engineering, equipment, training, etc.)

BETI receives
- 6% Royalty
- % of profits based on ownership
- Revenues from component supply



Giga Factory Model – Summary

(Cap-X ≅ $170 million at Scale Annual NOI $80-$90 Million)

	Year - 1	Year - 2	Year - 3	Year - 4	Year - 5
Number of Units Produced	875	1,750	1,750	1,750	1,750
Gross Sales	$ 262,500,000	$ 525,000,000	$ 514,500,000	$ 504,210,000	$ 494,125,800
Cost of Goods Sold (CoGS)	176,640,625	296,756,250	282,625,000	275,559,375	268,493,750
Commissions and Fees	26,250,000	52,500,000	51,450,000	50,421,000	49,412,580
GROSS REVENUE	**$ 59,609,375**	**$ 175,743,750**	**$ 180,425,000**	**$ 178,229,625**	**$ 176,219,470**
Operating Expenses (SG&A)					
Payroll & Burdens	$ 14,547,000	$ 25,094,000	$ 25,972,000	$ 26,881,000	$ 27,822,000
Contract Labor (Not included in Payroll)	$ 2,700,000	$ 2,916,000	$ 3,134,700	$ 3,228,741	$ 3,325,603
Sales and Marketing (excl. Sales Commission)	$ 3,000,000	$ 3,300,000	$ 3,465,000	$ 3,638,250	$ 3,820,163
Legal, Insurance & Licenses	$ 2,070,000	$ 2,233,500	$ 2,301,135	$ 2,370,831	$ 2,442,650
Building Lease *(nil if building is owned)*	$ -	$ -	$ -	$ -	$ -
Rent or Lease -- Vehicles, Machinery, Misc.	$ 3,900,000	$ 4,527,000	$ 5,094,810	$ 5,537,454	$ 5,931,278
Repairs and Maintenance	$ 3,000,000	$ 3,750,000	$ 4,500,000	$ 4,950,000	$ 5,197,500
Utilities	$ 3,000,000	$ 5,250,000	$ 6,562,500	$ 7,054,688	$ 7,583,789
Other	$ 5,400,000	$ 6,225,000	$ 6,776,850	$ 7,067,906	$ 7,324,263
TOTAL OPERATING EXPENSES (SG&A)	**$ 37,617,000**	**$ 53,295,500**	**$ 57,806,995**	**$ 60,728,869**	**$ 63,447,246**
Cellinity (BETI) Royalty	15,750,000	31,500,000	30,870,000	30,252,600	29,647,548
NET OPERATING INCOME	**$ 6,242,375**	**$ 90,948,250**	**$ 91,748,005**	**$ 87,248,156**	**$ 83,124,676**
Capital Expense Reserve	*$ -*	*$ 2,664,760*	*$ 3,468,418*	*$ 4,251,021*	*$ 5,075,766*
CASH FLOW					
NOI	$ 6,242,375	$ 90,948,250	$ 91,748,005	$ 87,248,156	$ 83,124,676
Capital Expenditures	-	(2,664,760)	(3,468,418)	(4,251,021)	(5,075,766)
Debt Service	(5,309,371)	(5,309,371)	(5,309,371)	(5,309,371)	(5,309,371)
Accounts Receivables	(327,721)	(4,774,799)	(4,816,771)	(4,580,528)	(4,364,054)
Free Cash Flow	***$ 605,283***	***$ 78,199,320***	***$ 78,153,444***	***$ 73,107,236***	***$ 68,375,484***
Beginning Cash	40,000,000	40,605,211	118,804,831	196,958,296	270,065,534
Ending Cash	**$ 40,605,283**	**$ 118,804,530**	**$ 196,958,275**	**$ 270,065,532**	**$ 338,441,018**




GR v. NOI v. Ending Cash
$400,000,000
$350,000,000
$300,000,000
$250,000,000
$200,000,000
$150,000,000
$100,000,000
$50,000,000
$-
Year - 1
Year - 2
Year - 3
Year - 4
Year - 5
GROSS REVENUE
NET OPERATING INCOME
ENDING CASH

BETI Roll-Up Model: Factory Development & Operation

Cellinity™ Royalty Income	6%	per year
BETI Equity Capital Distribution	19%	per year

		Project Development / Pre-Operational Period			Factory Operating Years				
		Year -2	**Year -1**	**Year 0**	**Year 1**	**Year 2**	**Year 3**	**Year 4**	**Year 5**
Number of Operating Giga Factories		0.0	0.0	0.0	1.0	1.5	3.0	4.5	5.0
Royalty Income		$ -	$ -	$ -	$ 15,750,000	$ 47,250,000	$ 92,610,000	$ 136,136,700	$ 148,237,740
Capital Distribution	100%	-	-	-	114,990	22,286,892	44,547,475	62,506,688	64,956,869
CAPEX Services Revenue		5,283,300	21,133,300	44,908,300	71,325,000	71,325,000	23,775,000	-	-
OPEX Services Revenue		-	-	-	41,716,300	62,574,500	125,149,000	187,723,500	208,581,700
GROSS REVENUE		**$ 5,283,300**	**$ 21,133,300**	**$ 44,908,300**	**$ 128,906,290**	**$ 203,436,392**	**$ 286,081,475**	**$ 386,366,888**	**$ 421,776,309**
Operating Expenses (SG&A)									
Payroll & Burdens - BETI/Cellinity		$ 145,500	$ 145,500	$ 727,300	$ 1,454,600	$ 1,527,300	$ 1,603,700	$ 1,683,900	$ 1,768,100
Sales and Marketing (excl. Sales Commission)		3,000	3,000	15,000	30,000	31,500	33,075	34,729	36,465
Commissions and Fees		30,000	30,000	150,000	300,000	315,000	330,750	347,288	364,652
Legal, Insurance & Licenses		19,200	19,200	96,000	192,000	201,600	211,680	222,264	233,377
Rent or Lease -- Vehicles, Machinery, Misc.		9,000	9,000	45,000	90,000	94,500	99,225	104,186	109,396
Repairs and Maintenance		14,400	14,400	72,000	144,000	151,200	158,760	166,698	175,033
Utilities		1,440	1,440	7,200	14,400	15,120	15,876	16,670	17,503
Other		28,200	28,200	93,000	186,000	195,300	205,065	215,318	226,084
TOTAL OPERATING EXPENSES (SG&A)		**$ 250,740**	**$ 250,740**	**$ 1,205,500**	**$ 2,411,000**	**$ 2,531,520**	**$ 2,658,131**	**$ 2,791,053**	**$ 2,930,610**
Cost of CAPEX Service Cost *(not included in SG&A)*		$ 4,826,250	$ 19,305,000	$ 41,023,125	$ 65,154,375	$ 65,154,375	$ 21,718,125	$ -	$ -
Cost of OPEX Service Cost *(not included in SG&A)*		-	-	-	32,992,000	49,488,000	98,976,000	148,464,000	164,960,000
NET OPERATING INCOME		**$ 206,310**	**$ 1,577,560**	**$ 2,679,675**	**$ 28,348,915**	**$ 86,262,497**	**$ 162,729,219**	**$ 235,111,836**	**$ 253,885,699**
CASH FLOW									
NOI		$ 206,310	$ 1,577,560	$ 2,679,675	$ 28,348,915	$ 86,262,497	$ 162,729,219	$ 235,111,836	$ 253,885,699
Capital Expenditures		-	-	-	-	126,577	132,906	139,551	146,529
Free Cash Flow		***$ 206,310***	***$ 1,577,560***	***$ 2,679,675***	***$ 28,348,915***	***$ 86,389,074***	***$ 162,862,125***	***$ 235,251,387***	***$ 254,032,227***
Beginning Cash		-	206,384	1,577,634	2,679,712	28,348,967	86,389,068	162,862,169	235,251,462
		$ 206,310	**$ 1,783,944**	**$ 4,257,309**	**$ 31,028,627**	**$ 114,738,041**	**$ 249,251,193**	**$ 398,113,556**	**$ 489,283,689**

MOUs for Factory Projects with partners + innovative financing strategies to create big wins for the communities and BioLargo*

- Arizona
- Texas
- Latin America
- New Jersey
- Norway
- Africa
- Puerto Rico
- Tribal Lands






BioLargo
We Make Life Better

BioLargo AI Solutions

The BioLargo Portfolio Addresses AI Infrastructure Chokepoints

- Cellinity batteries
- Supply chain independence
- Water reuse - Up to 90% water reduction
- PFAS & contaminant management
- Recycling

PFAS and Other Water Treatment Technologies

BioLargo
EQUIPMENT • SOLUTIONS • TECHNOLOGIES



- (New Jersey) – AEC unit delivered, waiting on completion of supporting infrastructure
- US and State EPA – cooperation / validation
- Industry pilots in development
- Garratt Callahan
- Strategic partnerships in negotiation
- Advisory role ETTAC (Secretary of Commerce)

PFAS and Other Water Treatment Technologies

BioLargo
EQUIPMENT • SOLUTIONS • TECHNOLOGIES

Performance Breakthroughs

Performance Breakthroughs:

- Removes PFAS to less than 4 ppt (exceeds new EPA advisory)
- Removed ultrashort PFAS including TFA – rare industry capability*
- 90% reduction in AEC energy needs**

*See Press Release 9/29/25
**See Press Release 11/3/25

BioLargo
We Make Life Better

Pooph Update

BioLargo Protects Its Intellectual Property That Built a National Brand - Pooph's License Was Revoked for Non-Payment and Unauthorized Activities

WESTMINSTER, CA, CA / ACCESS Newswire / October 7, 2025 / BioLargo, Inc.

"Our technology is the foundation that built the Pooph brand and made it successful," said Dennis P. Calvert, President and CEO of BioLargo. "BioLargo's patented odor control technology, developed and perfected over years of research, is what made Pooph possible. We acted decisively to revoke their license when Pooph failed to meet its financial obligations and stepped outside the agreed boundaries of our contract."

November 11, 2025
Federal Lawsuit Filed Against Pooph Inc.

- Suit alleges patent infringement, false advertising, and state law claims including breach of contract, false promise, unfair and fraudulent business practices, and constructive fraud.
- Limited to Pooph, not expected to materially affect any other business units or growth initiatives.
- Repositioning to redeploy with new partners that share commitment to quality, transparency, and integrity.

ONM Environmental

- Our technology built a national brand, working to reposition with a new partner for pet products
- Industrial odor control business continues

Engineering & Environmental Services

BioLargo
Engineering, Science & Technologies

Expanding Our Reach



Strategic Value

Strengthens core technology commercialization

Innovation specialists


Revenue by Year
Millions
$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$
2022
2023
2024
2025 (Est.)
The Pooph Effect!
Company Revenue
Revenue Excluding Pooph

***Trends are not necessarily indicative of future performance, and future revenues are highly dependent on our partners' performance.**

Q3 Financial Metrics

Revenue

- $1.21 million vs $4.35 million in Q3 2024

SG&A

- $3.65 million vs $2.09 million in Q3 2024
- Clyra doubled its headcount, prep for product launches

Net loss

- $7.14 million vs $0.54 million in Q3 2024
- Includes a $3.85 million impairment charge in Q3 2025

Key Metrics

- Net loss from operations: YTD: ($6.71 million) vs ($1.29) million in Q3 2024
- Cash on hand $4.5 million
- Debt primarily related to Clyra equipment
- No toxic debt
- Total Stockholder Equity at Sept 30, 2025: $3.22 Million

The Major Components of Net Loss



Q3 Net Loss (%)
17%
6%
1%
2%
54%
21%
Pooph
Clyra
Pooph Impairment
Clyra
BETI
BEST
BLEST
Other



YTD Net Loss (%)
15%
7%
2%
3%
35%
37%
Pooph
Clyra
Pooph Impairment
Clyra
BETI
BEST
BLEST
Other

- Note: Intercompany Balance and Deferred Revenue for BLEST requires discussion

The BioLargo
Family of Companies

BioLargo, Inc. is a sustainable science, technology & full-service enviromental engineering company that makes life better by delivering world-class products and services across a broad range of industries, with a drive to deliver clean water, clean air, and advanced antimicrobials for healthcare.



Westminster, California, USA
Edmonton, Alberta, Canada
Oak Ridge, Tennessee, USA
Daegu, South Korea (Joint Venture)
Tampa, Florida, USA

BioLargo
We Make Life Better

OTCQX: BLGO

Contact:

Dennis Calvert
President & CEO
BioLargo, Inc.
14921 Chestnut St.
Westminster, CA 92683
(888) 400-2863
dc@BioLargo.com
www.BioLargo.com